j2 Global Communications

www.j2global.com

Investor Presentation

(Based upon Second Quarter 2003 results)

July 21, 2003

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled "2003 Financial Guidance". These forward-looking statements are based on management's current expectations or beliefs as of July 21, 2003 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity and coverage
- Regulatory developments
- Taxes

All information in this presentation speaks as of July 21, 2003 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth in our customer base, revenue or profitability
- Competition in price, quality, features and geographic coverage
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations
- Enactment of burdensome telecommunications or Internet regulations
- Reduced use of fax services due to increased use of email or widespread adoption of digital signatures
- Limitations on the usability of our federal and state net operating loss carry-forwards
- Inadequate intellectual property protection or violations of third party intellectual property rights
- System failures or breach of system or network security
- Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic
- Inability to adapt to technological change, or third party development of new technologies superior to ours
- Inaccurate forecast of customer preferences
- Loss of services of executive officers and other key employees
- Loss of third party suppliers and marketing relationships
- Other factors set forth in our Annual Report on Form 10K filed on 3/31/03 and the other reports filed by us from time to time with the SEC

j2 Global delivers business critical communication and messaging services to individuals and corporations throughout the world.

jfax.com

eFax™ Corporate

eFax™

Consensus

j2 jConnect

PaperMasterPro

What we do...


Inbound (Receive)
Fax
Voicemail
1,000+ Cities Worldwide
Proprietary IP Control Structure
j2 Message Bus
Internet
Subscriber
Network Management
Tracking
Billing
Customer Care
Security
Outbound (Send)
Create a document
Subscriber
Internet
j2 Message Bus
Proprietary IP Control Structure

Unique Assets

5.2 million subscribed telephone numbers (DIDs)

Global advanced messaging network

- 1,000+ cities in 19 countries on 5 continents
- 6.5MM+ unique DIDs worldwide in inventory

Patented technology

- 5 issued U.S. Patents, with 9 Patents pending

Expertise

- Telecom, messaging, Internet, Web-marketing, direct sales, transaction processing
- Customer migration from Free → Paid → Corporate

Strong financial position

- Q2 Revenue: $17.0 MM   Q2 Earnings: $5.9 MM
- Financial growth
  - 25 consecutive quarters of revenue growth
  - 6 consecutive quarters of positive Earnings
  - $46.5 MM of cash & short-term investments *and growing*
  - Virtually debt free

Market Sizes

Fax

- Estimated multi-billion dollar annual spend on transmission costs worldwide, of which approximately one-half is estimated to be for the inbound receipt of faxes (1)
- j2 Global is estimated to have 40%+ of the "inbound fax supplier market" (i.e. fax-to-email) (2)

Voicemail (3)

- 76MM+ enterprise voicemail boxes in use at end of 2000

Conferencing Services (3)

- Estimated at more than $2B in 2000
- Expected to approach $14B worldwide by 2005

Sources:
(1) Peter Davidson
(2) Davidson Consulting, "Messaging Services 2001-2006", 2002
(3) Dataquest/Gartner, Inc.

Sales Channels

Web

- Target individual users
- Targeted marketing over the Web
- Use of Web-based marketing tools

www.eFax.com
www.j2.com
www.Consensus.com

Corporate

- Direct sales force to SMEs and large corporations
- TeleSales to smaller businesses
- Resellers

www.j2Corporate.com
www.jBlast.com

Licensed Services

- Opportunistically license j2 Global's intellectual property and know how
- PaperMaster license fees
- Royalty revenue from non-core assets

www.PaperMasterPro.com

Significant interdependency between Sales Channels

Corporate Channel Vertical Markets

- Financial institutions
- Law firms & corporate legal departments
- Real estate
- Hospitality
- Medical
- Government
- Remote workers & "road warriors"

Critical Features

- Digitization (paper reduction)
- Security
- Privacy
- Efficiency
- Cost

Active Telephone Numbers (DIDs)


350,000
330,000
310,000
290,000
270,000
250,000
230,000
210,000
190,000
170,000
150,000
Paid Telephone Numbers (DIDs)

	Q1 3/31/2002	Q2 6/30/2002	Q3 9/30/2002	Q4 12/31/2002	Q1 3/31/2003	Q2 6/30/2003
Corporate	23,265	28,480	34,480	43,331	48,727	55,884
Web Paid	183,844	197,996	212,001	226,863	256,242	293,104
TOTAL PAID DIDs	207,109	226,476	246,482	270,194	304,969	348,988
Free	4.3 MM	4.3 MM	4.3 MM	4.0 MM	4.3 MM	4.8 MM
TOTAL ACTIVE DIDs	4.5 MM	4.5 MM	4.6 MM	4.3 MM	4.6 MM	5.2 MM

Metrics

	Q1 '02	Q2 '02	Q3 '02 (1)	Q4 '02 (1)	Q1 '03 (1)	Q2 '03
Web - Paid						
Number of Deployed DIDs	183,844	197,996	212,001	226,863	256,242	293,104
Net DID Additions	13,844	14,152	14,005	14,862	29,379	36,862
ARPU / Month	$12.79	$13.13	$13.42	$13.62	$13.79	$13.44
Cancellation Rate (2)	--	4.3%	4.9%	3.7%	3.5%	2.9%
Corporate						
Number of Deployed DIDs	23,265	28,480	34,480	43,331	48,727	55,884
Net DID Additions	3,265	5,215	6,000	8,851	5,396	7,157
Number of Accounts	858	1,014	1,219	1,257	1,454	1,977
Page Index (3)	100.0	108.7	124.2	135.1	157.1	176.3

(1) During the quarter, certain low-revenue accounts were reclassified from the Corporate to the Web to better reflect how these accounts are managed.

(2) Includes customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month).

(3) The index is defined as the total pages per quarter of inbound and outbound traffic for Corporate, expressed as a percentage of the total inbound and outbound pages for the channel during Q1 2002.

Global Network Presence


j2 Global Network
Asia/Pacific
The Americas
Europe
• to be deployed

- 1,000+ cities in 19 countries on 5 continents
- Continuing to expand into new international locations

Product Roadmap

IP Fax	Document Management	Voice Services	Unified Messaging & Comm. Services
• Inbound Fax to Email • Outbound Fax via Email • Fax broadcasting • Secure fax	• ProtoFax® • Messenger • HotSend® • PaperMaster Pro™	• Inbound VM to Email • Voicemail management • Telephone access • Web-based Conference Calling	• Integrated Email, voicemail & fax services
• OCR • Fax storage/archive • New notification methods	• Messenger 2003	• Enhanced voicemail • Find me/Follow me • Call screening • Voicemail interrupt • Collaboration	• "Instant Messaging" integration • Internet access

Legend:
- (blue) -Currently offered
- (black) -Future opportunities

Financial Highlights

Historical Revenue Growth



(Millions)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
25 consecutive quarters
of revenue growth
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03

Quarterly Revenue

	2002			2003	
	Q2	Q3	Q4	Q1	Q2
Subscriber	$10,427	$11,551	$12,956	$14,454	$16,307
Quarter-to-Quarter Growth	11.3%	10.8%	12.2%	11.6%	12.8%
Advertising	705	783	715	612	609
Quarter-to-Quarter Growth	-14.8%	11.1%	-8.7%	-14.4%	-0.6%
Licensed Services	174	169	354	142	121
Total Revenue	$11,306	$12,503	$14,025	$15,208	$17,037
Quarter-to-Quarter Growth	8.9%	10.6%	12.2%	8.4%	12.0%

Quarterly Revenue by Channel

	2002			2003	
	Q2	Q3 [1]	Q4 [1]	Q1 [1]	Q2
Web	$8,292	$9,031	$9,844	$10,761	$11,973
Quarter-to-Quarter Growth	7.2%	8.9%	9.0%	9.3%	11.3%
Corporate	2,840	3,303	3,827	4,306	4,943
Quarter-to-Quarter Growth	15.3%	16.3%	15.9%	12.5%	14.8%
Licensed Services	174	169	354	141	121
Total Revenue	$11,306	$12,503	$14,025	$15,208	$17,037
Quarter-to-Quarter Growth	8.9%	10.6%	12.2%	8.4%	12.0%

(1) During the quarter, certain low-revenue accounts were reclassified from the Corporate to Web to better reflect how these accounts are managed.

Cost Trends


Gross Margin
Operating Margin
G&A
Sales & Marketing*
Engineering
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
(Percentage of Total Revenue)
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03

*In Q4 2002, excludes a one-time recovery of a marketing payment of $694,000

Earnings & Free Cash Flow



$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
(1)
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Net Earnings
Free Cash Flow (2)

(1) Includes a one-time recovery of a marketing payment of $694,000.
(2) Net cash provided by operating activities, less purchases of FF&E. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

	Q1 '02	Q2 '02	Q3 '02	Q4 '02	Q1 '03	Q2 '03
Net cash provided by operating activities	1.740	3.658	4.631	6.327	5.308	8.542
Purchases of FF&E	(0.546)	(0.751)	(0.483)	(1.049)	(0.300)	(1.414)
Free Cash Flow	1.194	2.907	4.148	5.278	5.008	7.128

2003 Financial Guidance

(Revised 7/21/03)

	Q3 2003	Year-End 2003
Revenue	**$18.7MM**	**$69.6MM+**
Net Earnings Per Share (1)(2)	**$0.52**	**$1.92+**

(1) Assumes fully diluted shares of 12,781,584 as of July 14, 2003
(2) Assumes sufficient Federal NOL currently available to off-set 2003 taxes. Company expects to incur, for financial reporting purposes, up to a 5% effective tax rate.

Recent Events

- Increased pricing for new subscribers (mid-June) of eFax Plus ($9.95 → $12.95) and jConnect Premier™ ($12.50 → $15.00)
- Released PaperMaster Pro™, a new version of the Company's document management software solution
- j2 Global's network now provides local numbers in more than 1,000 cities in 19 countries worldwide
- Signed an agreement to integrate both eFax and jConnect into Microsoft Office (11) 2003
- JCOM added to S&P SmallCap 600 Index

j2®

Global